Exhibit 23.1



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                    -----------------------------------------



     We consent to the inclusion in this registration statement on Form S-8, dated March 18, 2003, the reference to our report dated March 27, 2002 with respect to the Financial Statements of Kaire Holdings Incorporated, for the year ended December 31, 2001 and 2000.


/s/ Pohl, McNabola, Berg & Company LLP
--------------------------------------
Pohl, McNabola, Berg & Company LLP
March 18, 2003
San Francisco, California


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